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EXHIBIT 32

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                         ACTING CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 10-K of EMRISE Corporation (the "Company") for the year ended December 31, 2005 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer and Acting Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 14, 2006                  By: /s/ CARMINE T. OLIVA
                                              ----------------------------------
                                              Carmine T. Oliva
                                              Chief Executive Officer
                                              (principal executive officer)


Dated: December 14, 2006                  By: /s/ CARMINE T. OLIVA
                                              ----------------------------------
                                              Carmine T. Oliva
                                              Acting Chief Financial Officer
                                              (principal financial officer)


         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.